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                                                                    Exhibit 10.3

                             WESTOWER HOLDINGS LTD.
                          WESTOWER COMMUNICATIONS LTD.

                                CREDIT AGREEMENT

                                 Amendment No. 3

      This Agreement, dated as of March 18, 1999 (this "Agreement"), is among Westower Corporation, a Washington corporation, its subsidiaries set forth on the signature pages hereof, including Westower Holdings Ltd., a Wyoming corporation (the "U.S. Borrower"), and Westower Communications Ltd., a British Columbia, Canada corporation (the "Canadian Borrower") (together with the U.S. Borrower, the "Borrowers") and BankBoston, N.A., as Agent for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

      13. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of June 9, 1998 among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

      14. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than March 31, 1999, the Credit Agreement is amended as follows:

            14.1. Amendment of Section 1.157 and Related Provisions. The definition of "Tower Cash Flow Availability" in Section 1.157 of the Credit Agreement is amended to read in its entirety as follows: "1.157. Intentionally Omitted."; the phrase "Tower Cash Flow Availability" appearing in Sections 1.45, 2.1.1, 2.2.1 and 2.4.1 of the Credit Agreement, in Exhibit 6.4 to the Credit Agreement and in any other provisions of the Credit Documents is deleted; and all such Sections, Exhibit and provisions are amended to make other conforming changes so that such Sections, Exhibit and provisions read appropriately without reference to "Tower Cash Flow Availability".

            14.2. Amendment of Sections 6.6.7, 6.6.8 and 6.6.14. Each of Sections 6.6.7, 6.6.8 and 6.6.14 is amended by replacing the amount "$2,500,000" with "$6,000,000" and Exhibit 6.4 is amended to make conforming changes.

      15. Representation and Warranty. In order to induce the Agent to enter into this Agreement, each of the Borrowers and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.
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      16. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied no later than March 31, 1999 or this Agreement shall terminate:

            16.1. Officer's Certificate. The representations and warranties of the Company and its Subsidiaries set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date or hereby; and the Agent shall have received a certificate to these effects signed by a Financial Officer in the event the Amendment Date occurs after the date hereof.

            16.2. Payment of Fees and Expenses. The Company shall have paid to the Agent (a) for the account of the Lenders in accordance with their respective Commitments an amendment fee equal to 0.15% of the aggregate Commitments and (b) the legal fees and expenses of the Agent with respect to the Credit Documents accrued and billed on or prior to the Amendment Date.

      17. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

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      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                    WESTOWER CORPORATION


                                    By /s/ Peter Lucas
                                       -----------------------------------
                                       Title: Chief Financial officer

                                    WESTOWER HOLDINGS LTD.
                                    WESTOWER COMMUNICATIONS LTD.
                                    MJA COMMUNICATIONS CORP.
                                    NATIONAL TOWER SERVICE LTD.
                                    RALPH'S RADIO INC.
                                    WESTERN TELECOM CONSTRUCTION LTD
                                    WESTOWER COMMUNICATIONS INC.
                                    WESTOWER LEASING CANADA INC.
                                    WTC HOLDINGS INC.
                                    WTC LEASING LTD. PARTNERSHIP
                                         By 582570 ALBERTA LTD., its general
                                    partner 3479021 CANADA INC.



                                    By  /s/ Peter Lucas
                                        -----------------------------------
                                        As an authorized officer of each of the
                                        foregoing corporations


                                    BANKBOSTON, N.A.,
                                       as Agent under the Credit Agreement


                                    By  /s/ Lenny Mason
                                        -----------------------------------
                                        Title: Vice President
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                                    The foregoing amendment is approved by the
                                    Lenders signing below:

                                    PARIBAS


                                    By /s/ Salo Aizendero
                                       -----------------------------------
                                       Title: Vice President

                                    By /s/ William B Schink
                                       -----------------------------------
                                       Title: Director


                                    PARIBAS BANK OF CANADA

                                    By /s/ James Goodall
                                       -----------------------------------
                                       Title: Managing Director

                                    By /s/ William R. Jeffrey
                                       -----------------------------------
                                       Title: Director


                                    FLEET NATIONAL BANK

                                    By Tanya M. Crossley
                                       -----------------------------------
                                       Title: Vice President


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By Thomas G. Gunder
                                       -----------------------------------
                                       Title: Vice President


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By Michael K. McShane
                                       -----------------------------------
                                    Title: Senior Vice President